UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 5, 2008

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85286
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	On February 5, 2008, Mr. Oleg Khaykin resigned as the Company’s Chief Operating Officer.

(c)	On February 5, 2008, Mr. Kenneth T. Joyce, 60, was appointed to the position of Chief Operating Officer. Mr. Joyce also serves as the Company’s Executive Vice President (a position he assumed in 1999) and Chief Administrative Officer (a position he assumed in November 2007). Prior to his appointment as Chief Administrative Officer, Mr. Joyce had served as the Company’s Chief Financial Officer since 1999. Mr. Joyce’s compensation arrangements are described under paragraph (e) below.

Additional information regarding the foregoing changes is contained in the press release attached hereto as Exhibit 99.1.

(e)	As previously disclosed, at our annual meeting of stockholders on August 6, 2007, the stockholders approved the 2007 Executive Incentive Bonus Plan (the “Executive Bonus Plan”). The Executive Bonus Plan is administered by the Compensation Committee of the Board of Directors (the “Compensation Committee”). Under the Executive Bonus Plan, participants are eligible to receive awards based upon the attainment of certain performance criteria established by the Compensation Committee.

On February 5, 2008, the Compensation Committee approved the 2008 performance criteria and associated target bonus amounts for each executive officer under the Executive Bonus Plan. The target bonus amounts are based on: (i) gross profit goals (weighted at 50%), (ii) pre-tax income goals (weighted at 20%) and (iii) individual performance (weighted at 30%) whereby an executive officer’s actual bonus amount may be reduced by up to 30% of the target amount at the discretion of the Chief Executive Officer and the Compensation Committee. Actual bonuses payable under the Executive Bonus Plan for 2008, if any, will depend on the extent to which our actual performance meets, exceeds or falls short of the performance criteria.

On February 5, 2008, the Committee also approved the 2008 annual base salaries for our executive officers.

The following table sets forth for each named executive officer: (i) base salary for 2008, and (ii) target bonus amount for 2008 under the Executive Bonus Plan.

Name	2008 Salary	2008 Target Bonus

James J. Kim	$1,000,000	$1,750,000
Chairman and Chief Executive Officer

Kenneth T. Joyce	500,000	500,000
Executive Vice President, Chief Administrative Officer and Chief Operating Officer

KyuHyun Kim	490,000	392,000
President of Amkor Technology Korea and Head of Worldwide Manufacturing

James M. Fusaro	400,000	300,000
Corporate Vice President, Wire Bond Products

Joanne Solomon	375,000	319,000
Corporate Vice President and Chief Financial Officer

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.
The following exhibit is being filed herewith.
99.1       Text of Press Release dated February 6, 2008, announcing the changes set forth above.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Joanne Solomon
Joanne Solomon
Corporate Vice President & Chief Financial Officer

Date: February 11, 2008